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                                                                    EXHIBIT (24)

                            PROFESSIONALS GROUP, INC.

         KNOW ALL MEN by these presents that each of the undersigned hereby make, constitute and appoint Victor T. Adamo, R. Kevin Clinton, Steven L. Salman and Annette E. Flood, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute, deliver and file (with the Securities and Exchange Commission or any other appropriate governmental authority) the Annual Report on Form 10-K of Professionals Group, Inc. for the year ended December 31, 1998, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has duly executed this instrument as of the 24th day of March, 1999.

/s/ Victor T. Adamo                                  /s/ H. Harvey Gass
-------------------------                            ---------------------------
Victor T. Adamo                                      H. Harvey Gass


/s/ Richard G. Alper                                 /s/ John F. McCaffery
-------------------------                            ---------------------------
Richard G. Alper                                     John F. McCaffery


/s/ Eliot H. Berg                                    /s/ Isaac J. Powell
-------------------------                            ---------------------------
Eliot H. Berg                                        Isaac J. Powell


/s/ Louis P. Brady                                   /s/ Ann F. Putallaz
-------------------------                            ---------------------------
Louis P. Brady                                       Ann F. Putallaz


/s/ Jerry D. Campbell                                /s/ Steven L. Salman
-------------------------                            ---------------------------
Jerry D. Campbell                                    Steven L. Salman


/s/ R. Kevin Clinton                                 /s/ Edward S. Truppman
-------------------------                            ---------------------------
R. Kevin Clinton                                     Edward S. Truppman


/s/ John F. Dodge, Jr.                               /s/ William H. Woodhams
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John F. Dodge, Jr.                                   William H. Woodhams


                                                     /s/ Donald S. Young
                                                     ---------------------------
                                                     Donald S. Young